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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 12, 2005

GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13182 (Commission File Number)	58-2205241 (I.R.S. Employer Identification No.)
814 Livingston Court Marietta, Georgia 30067 (Address of principal executive offices) (Zip Code)
(770) 644-3000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On October 12, 2005, Graphic Packaging International, Inc. ("Graphic Packaging"), a wholly-owned subsidiary of Graphic Packaging Corporation (the "Registrant") received the approval of lenders holding a majority of the total commitment under the $1.6 Billion Credit Agreement dated as of August 8, 2003 (the "Credit Agreement") among Graphic Packaging, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Deutsche Bank Securities Inc., as syndication agent, Goldman Sachs Credit Partners L.P. and Morgan Stanley Senior Funding, Inc. as documentation agents, J.P. Morgan Securities Inc. and Deutsche Bank Securities, Inc., as joint lead arrangers and joint book runners, and JPMorgan Chase Bank (now known as JPMorgan Chase Bank, N.A.) as administrative agent for the Lenders and the other Agents under the Credit Agreement, to enter into a Second Amendment to the Credit Agreement to relax certain financial covenants. Graphic Packaging had requested an amendment to the Credit Agreement due to sustained cost increases and an inability to pass through all such increases to its customers.

        Specifically, the Second Amendment relaxes the Consolidated Leverage Ratio and the Consolidated Interest Expense Ratio as shown below.

Consolidated Interest Expense Ratio
Consolidated Leverage Ratio
Four Fiscal Quarters Ending
	Existing	As Amended	Existing	As Amended
2005
September 30, 2005	6.15 to 1.00	6.75 to 1.00	2.25 to 1.00	1.75 to 1.00
December 31, 2005	5.75 to 1.00	6.75 to 1.00	2.35 to 1.00	1.75 to 1.00
2006
March 31, 2006	5.75 to 1.00	6.75 to 1.00	2.35 to 1.00	1.75 to 1.00
June 30, 2006	5.75 to 1.00	6.75 to 1.00	2.35 to 1.00	1.75 to 1.00
September 30, 2006	5.75 to 1.00	6.75 to 1.00	2.35 to 1.00	1.75 to 1.00
December 31, 2006	5.25 to 1.00	6.75 to 1.00	2.50 to 1.00	1.75 to 1.00
2007
March 31, 2007	5.25 to 1.00	6.50 to 1.00	2.50 to 1.00	1.75 to 1.00
June 30, 2007	5.25 to 1.00	6.50 to 1.00	2.50 to 1.00	1.75 to 1.00
September 30, 2007	5.25 to 1.00	6.50 to 1.00	2.50 to 1.00	1.75 to 1.00
December 31, 2007	4.75 to 1.00	6.00 to 1.00	2.75 to 1.00	1.85 to 1.00
2008
March 31, 2008	4.75 to 1.00	6.00 to 1.00	2.75 to 1.00	1.85 to 1.00
June 30, 2008	4.75 to 1.00	6.00 to 1.00	2.75 to 1.00	1.85 to 1.00
September 30, 2008	4.75 to 1.00	6.00 to 1.00	2.75 to 1.00	1.85 to 1.00
December 31, 2008	4.50 to 1.00	5.50 to 1.00	2.90 to 1.00	2.00 to 1.00
2009
March 31, 2009 and thereafter	4.50 to 1.00	4.50 to 1.00	2.90 to 1.00	2.90 to 1.00

        In addition to the changes to the financial covenants described above, the Second Amendment modifies the pricing for the Term Loan by increasing the applicable margin by .25% if, and for so long as, Graphic Packaging's indebtedness under the Credit Agreement is rated less than B+ by Standard & Poor's Ratings Group (a division of The McGraw Hill Companies Inc.) or less than B1 by Moody's Investors Service, Inc.

        Graphic Packaging expects to close the amendment transaction within several days.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING CORPORATION (Registrant)
Date: October 14, 2005	By:	/s/ DANIEL J. BLOUNT Daniel J. Blount Senior Vice President and Chief Financial Officer

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